UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 30, 2005
XENOPORT, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51329 (Commission File No.)	94-3330837 (IRS Employer Identification No.)
3410 Central Expressway
Santa Clara, California 95051
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 616-7200
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 10.27
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
On December 1, 2005, XenoPort, Inc., a Delaware corporation (“XenoPort” or the “Company”), entered into a Distribution and License Agreement with Astellas Pharma Inc., a Japanese corporation (“Astellas”), granting Astellas exclusive rights in Japan and five other Asian countries to develop and commercialize XP13512, XenoPort’s lead product candidate (the “License Agreement”).
Pursuant to the terms of the License Agreement, Astellas obtained exclusive rights to develop and commercialize XP13512 in Japan, Korea, the Philippines, Indonesia, Thailand and Taiwan (collectively, the “Astellas Territory”). The License Agreement provides for the payment by Astellas of an initial license payment of $25 million. In addition, the License Agreement provides for clinical and regulatory milestone payments to XenoPort of up to $60 million, which include a milestone payment of $10 million upon the first dosing of a human patient in XenoPort’s first Phase 3 clinical trial of XP13512 in restless legs syndrome (“RLS”) patients in the United States and a $5 million milestone payment upon completion of XenoPort’s first Phase 3 clinical trial of XP13512 in RLS patients in the United States. In addition, XenoPort will receive royalties on any sales of XP13512 in the Astellas Territory at a royalty rate in the mid-teens on a percentage basis.
Under the terms of the License Agreement, Astellas shall be responsible for all development and regulatory activities and costs necessary to commercialize XP13512 in the Astellas Territory and for launching and commercializing XP13512 in each country in the Astellas Territory. XenoPort shall be responsible for all development and regulatory activities and for commercializing XP13512 outside the Astellas Territory.
The foregoing description of the License Agreement is qualified in its entirety by reference to the copy of the License Agreement attached hereto as Exhibit 10.27 and incorporated herein by reference.
XenoPort issued a press release on November 30, 2005, announcing the execution of the License Agreement. A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit	Description
10.27†	Distribution and License Agreement, dated as of December 1, 2005, between XenoPort, Inc. and Astellas Pharma Inc.

99.1	Press release, dated November 30, 2005, announcing XenoPort’s and Astellas’ collaboration on XP13512 in Japan and five Asian countries.

†	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XenoPort, Inc. (Registrant)
Dated: December 2, 2005	By:	/s/ William J. Rieflin
William J. Rieflin
President

Exhibit Index

Exhibit	Description
10.27†	Distribution and License Agreement, dated as of December 1, 2005, between XenoPort, Inc. and Astellas Pharma Inc.

99.1	Press release, dated November 30, 2005, announcing XenoPort’s and Astellas’ collaboration on XP13512 in Japan and five Asian countries.

†	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.